UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2007

NATIONAL COAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road Knoxville, Tennessee 37923

(Address of Principal Executive Offices/Zip Code)

(865) 690-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by National Coal Corp. with the Securities and Exchange Commission on October 25, 2007. The purpose of this Form 8-K/A is to file with the SEC, the financial statements of Mann Steel Products, Inc. and certain pro forma financial information of National Coal Corp., as described in Item 9.01 below.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements of Mann Steel Products, Inc. for the nine months ended September 30, 2007 and 2006 (unaudited) are incorporated herein by reference to Exhibit 99.2 to this Current Report.

The financial statements of Mann Steel Products, Inc. for the fiscal years ended December 31, 2006, 2005 and 2004, are incorporated herein by reference to Exhibit 99.3 to this Current Report.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed financial statements of National Coal Corp. as of and for the nine months ended September 30, 2007, and the unaudited pro forma combined condensed statement of operations of National Coal Corp. for the year ended December 31, 2006, are incorporated herein by reference to Exhibit 99.4 to this Current Report.

(c)	Shell Company Transactions

Not Applicable.

(d)	Exhibits

Exhibit Number	Description

2.1	Purchase Agreement, dated June 18, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

2.2	Amendment to Purchase Agreement, dated August 22, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

2.3	Assignment and Second Amendment, dated October 15, 2007, by and among National Coal Corp., NCC Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

4.1	Registration Rights Agreement, dated October 19, 2007, between National Coal Corp. and the Holders named therein. (1)

4.2	Warrant Agreement, dated as of October 19, 2007, between National Coal Corp. and the Holders. (1)

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10.1	Form of Subscription Agreement between National Coal Corp. and the Investors to be named therein. (1)

10.2	Note Purchase Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., TCW Energy Fund XIV (Cayman), L.P., and TCW Asset Management Company as Administrative Agent. (1)

10.3	Security Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., the Grantors named therein and TCW Asset Management Company as Administrative Agent. (1)

10.4	Waiver and Amendment No. 3, dated as of October 19, 2007 to the Credit Agreement, dated as of October 12, 2006 (as previously amended), among National Coal Corp., National Coal Corporation, the Lenders party thereto, and Guggenheim Corporate Funding, LLC, as administrative agent. (1)

23.1	Consent of Carr, Riggs & Ingram, LLC. (2)

99.1	Press Release dated October 19, 2007, published by National Coal Corp. (1)

99.2	Financial statements of Mann Steel Products, Inc. for the nine months ended September 30, 2007 and 2006 (unaudited). (2)

99.3	Financial statements of Mann Steel Products, Inc. for the fiscal years ended December 31, 2006, 2005 and 2004. (2)

99.4	Unaudited pro forma combined condensed financial statements of National Coal Corp. as of and for the nine months ended September 30, 2007, and unaudited pro forma combined condensed statement of operations of National Coal Corp. for the year ended December 31, 2006. (2)

(1)	Previously filed.

(2)	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: January 4, 2008	By:	/s/ Michael R. Castle
Michael R. Castle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase Agreement, dated June 18, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

2.2	Amendment to Purchase Agreement, dated August 22, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

2.3	Assignment and Second Amendment, dated October 15, 2007, by and among National Coal Corp., NCC Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

4.1	Registration Rights Agreement, dated October 19, 2007, between National Coal Corp. and the Holders named therein. (1)

4.2	Warrant Agreement, dated as of October 19, 2007, between National Coal Corp. and the Holders. (1)

10.1	Form of Subscription Agreement between National Coal Corp. and the Investors to be named therein. (1)

10.2	Note Purchase Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., TCW Energy Fund XIV (Cayman), L.P., and TCW Asset Management Company as Administrative Agent. (1)

10.3	Security Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., the Grantors named therein and TCW Asset Management Company as Administrative Agent. (1)

10.4	Waiver and Amendment No. 3, dated as of October 19, 2007 to the Credit Agreement, dated as of October 12, 2006 (as previously amended), among National Coal Corp., National Coal Corporation, the Lenders party thereto, and Guggenheim Corporate Funding, LLC, as administrative agent. (1)

23.1	Consent of Carr, Riggs & Ingram, LLC. (2)

99.1	Press Release dated October 19, 2007, published by National Coal Corp. (1)

99.2	Financial statements of Mann Steel Products, Inc. for the nine months ended September 30, 2007 and 2006 (unaudited). (2)

99.3	Financial statements of Mann Steel Products, Inc. for the fiscal years ended December 31, 2006, 2005 and 2004. (2)

99.4	Unaudited pro forma combined condensed financial statements of National Coal Corp. as of and for the nine months ended September 30, 2007, and unaudited pro forma combined condensed statement of operations of National Coal Corp. for the year ended December 31, 2006. (2)

(1)	Previously filed.

(2)	Filed herewith.

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